Exhibit 10.12.3

Amendment No. 13 the “Amendment”) To

Employment Agreement (the “Employment Agreement”) between

Ray Rodriguez (“Employee”) and Univision Management Co. (“Company”)

Employee and Company agree to amend the Employment Agreement as follows:

1.             Term.  The Term of the Employment Agreement is extended through December 31, 2009, unless earlier terminated in accordance with the provisions of the Employment Agreement.

2.             Base Salary.  The annual Base Salary rate will be One Million One Hundred Thousand Dollars ($1,100,000) for the period of the Term from January 1, 2007 through December 31, 2009.

3.             Effective Date of Amendment.  Upon execution by Employee and Company, this Amendment will become effective as of January 1, 2007.

4.             Other.  Except as provided in this Amendment, all other terms and conditions in the Employment Agreement will remain in full force and effect, and the Employment Agreement, as amended hereby, is ratified and confirmed.

UNIVISION MANAGEMENT COMPANY

By:	/s/ Robert Cahill
Robert Cahill
Vice Chairman and Corporate Secretary

By:	/s/ Ray Rodriguez
Ray Rodriguez